UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809

Name of Fund:	BlackRock Advantage SMID Cap Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage SMID Cap Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2023

Date of reporting period: 09/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Advantage SMID Cap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is proving more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(20.20)%	(15.47)%
U.S. small cap equities (Russell 2000® Index)	(19.01)	(23.50)
International equities (MSCI Europe, Australasia, Far East Index)	(22.51)	(25.13)
Emerging market equities (MSCI Emerging Markets Index)	(21.70)	(28.11)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.58	0.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.81)	(16.20)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.22)	(14.60)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(6.30)	(11.50)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(10.42)	(14.15)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Investment Objective

BlackRock Advantage SMID Cap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund outperformed its benchmark, the Russell 2500TM Index.

What factors influenced performance?

The Fund performed well during the period in navigating highly changeable market conditions. Equities continued their sharp decline as markets posted the worst first-half returns in any year since 1970. A brief respite in May 2022 proved short-lived as the focus of the financial markets returned to monetary policy normalization against persistent inflation. The Fed raised rates by 75 basis points in June 2022, the largest increase since 1994, while economic data simultaneously signaled softer growth. In particular, U.S. consumer sentiment sharply declined amid rising prices and borrowing costs. This highlighted the build-up in recessionary fears, as market participants questioned how policymakers could engineer a “soft landing.” Unsurprisingly, growth investment styles once again underperformed value given the economic uncertainty.

July 2022 began with hopes for a dovish policy pivot from the Fed as growth concerns mounted, prompting a bear market rally from June’s lows. However, central banks reiterated their focus on tamping down inflation. The subsequent selloff led equities to new lows for the year. This coincided with inflation and labor market data showing continued strength, a theme that data predicted, as the Fed delivered two more consecutive 75 basis point rate hikes in July and September 2022. The rise in short-term rates established an inverted yield curve, which is typically a recessionary sign. Towards period-end, manufacturing data began to decline, while analysts downgraded earnings forecasts. Yet the focus remained on inflation, labor markets, and the future direction of policy.

Fundamental insights were mixed during the period, with certain fundamental measures performing well, led by a debt maturity insight that successfully positioned the portfolio in the financial sector. More traditional insights, such as those evaluating research expenditures across price and those looking at financial statement metrics across price, also provided gains. These insights performed well as they correctly positioned the portfolio around healthcare stocks. Elsewhere, faster-moving trend-based sentiment measures provided gains, as they captured evolving market themes. Insights that look at text analysis of earnings calls and mobile app usage correctly captured relative outperformance among consumer discretionary stocks. Lastly, stability-related measures with a preference for lower-risk securities also performed well amid the risk-off tone seen in the market.

By contrast, non-traditional fundamental quality insights, which tend to have a more pro-growth flavor, struggled given the preference for value styles early in the period. Insights looking at founder-led firms were notably weak across consumer staples stocks. Later in the period, the portfolio’s defensive posture, driven by industry-related macro as well as sustainability insights, were leading detractors from performance. Environment social governance (“ESG”)-related insights, such as human capital insights that evaluate corporate culture as well as company benefits, detracted as they motivated an unsuccessful overweight allocation to information technology (“IT”) stocks.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities by adding an insight capturing brand sentiment from consumers, most notably across retail stocks. Additionally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as sentiment surrounding supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

From a sector positioning perspective, relative to the Russell 2500® Index, the Fund’s positioning remained largely sector-neutral. The Fund maintained slight overweight allocations to consumer discretionary and IT stocks, and maintained slight underweight positions in the materials and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(18.32)%	(19.77)%	N/A	5.31%	N/A	9.07%	N/A
Investor A	(18.42)	(19.97)	(24.17)%	5.05	3.93%	8.79	8.21%
Investor C	(18.69)	(20.54)	(21.24)	4.28	4.28	8.10	8.10
Class K	(18.29)	(19.75)	N/A	5.35	N/A	9.09	N/A
Class R	(18.53)	(20.16)	N/A	4.81	N/A	8.50	N/A
Russell 2500TM Index(c)	(19.32)	(21.11)	N/A	5.45	N/A	9.58	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$816.80	$2.18	$1,000.00	$1,022.67	$2.43	0.48%
Investor A	1,000.00	815.80	3.32	1,000.00	1,021.42	3.70	0.73
Investor C	1,000.00	813.10	6.72	1,000.00	1,017.66	7.49	1.48
Class K	1,000.00	817.10	1.95	1,000.00	1,022.92	2.18	0.43
Class R	1,000.00	814.70	4.45	1,000.00	1,020.16	4.96	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets

Regency Centers Corp.	1.3%

Owens Corning	1.3

Voya Financial, Inc.	1.2

Snap-on, Inc.	1.2

Silicon Laboratories, Inc.	1.1

Insperity, Inc.	1.1

Black Hills Corp.	1.1

Ensign Group, Inc.	1.1

Pinnacle Financial Partners, Inc.	1.1

Curtiss-Wright Corp.	1.1

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets

Industrials	17.9%

Financials	15.0

Information Technology	15.0

Health Care	14.5

Consumer Discretionary	11.3

Real Estate	7.9

Energy	4.9

Materials	4.7

Utilities	2.7

Consumer Staples	2.2

Communication Services	1.8

Short-Term Securities	2.4

Liabilities in Excess of Other Assets	(0.3)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense —1.3%
Astronics Corp.(a)	13,430	$105,560
Axon Enterprise, Inc.(a)	2,967	343,430
Curtiss-Wright Corp.	24,618	3,425,841
Moog, Inc., Class A	1,724	121,284
V2X, Inc.(a)	1,016	35,966

		4,032,081

Air Freight & Logistics — 0.6%
Hub Group, Inc., Class A(a)	26,394	1,820,658

Airlines — 0.2%
JetBlue Airways Corp.(a)	69,155	458,498

Auto Components — 1.0%
Adient PLC(a)	13,630	378,232
Cooper-Standard Holdings, Inc.(a)	21,203	123,826
Dana, Inc.	9,489	108,459
Fox Factory Holding Corp.(a)	8,205	648,851
Goodyear Tire & Rubber Co.(a)	93,696	945,393
Lear Corp.	1,493	178,697
Visteon Corp.(a)	5,031	533,588

		2,917,046

Automobiles — 0.2%
Thor Industries, Inc.	6,411	448,642
Winnebago Industries, Inc.	3,682	195,919

		644,561

Banks — 5.8%
1st Source Corp.	908	42,040
Bank of Hawaii Corp.	40,966	3,118,332
Bank OZK	10,156	401,771
BankFinancial Corp.	7,326	69,304
Bar Harbor Bankshares	4,107	108,918
Capital City Bank Group, Inc.	1,716	53,385
Eagle Bancorp Montana, Inc.	1,922	36,518
East West Bancorp, Inc.	20,597	1,382,883
FB Financial Corp.	8,364	319,588
First Business Financial Services, Inc.	1,840	59,450
First Northwest Bancorp	4,942	79,566
Hancock Whitney Corp.	27,922	1,279,107
Heartland Financial USA, Inc.	20,739	899,243
HomeTrust Bancshares, Inc.	6,258	138,302
Horizon Bancorp, Inc.	10,371	186,263
Independent Bank Corp.	80,662	1,540,644
Investar Holding Corp.	1,484	29,532
Lakeland Bancorp, Inc.	9,843	157,586
Mercantile Bank Corp.	5,454	162,038
Midland States Bancorp, Inc.	24,563	578,950
Northrim BanCorp, Inc.	808	33,581
Oak Valley Bancorp	837	14,957
OceanFirst Financial Corp.	18,610	346,890
Origin Bancorp, Inc.	3,138	120,719
Peapack-Gladstone Financial Corp.	4,118	138,571
Pinnacle Financial Partners, Inc.	42,488	3,445,777
Popular, Inc.	11,762	847,570
Republic First Bancorp, Inc.(a)	92,639	262,168
Summit Financial Group, Inc.	2,902	78,180
Towne Bank	1,817	48,750
Washington Federal, Inc.	4,861	145,733
WesBanco, Inc.	1,332	44,449
Wintrust Financial Corp.	21,390	1,744,355

		17,915,120

Security	Shares	Value

Beverages — 0.6%
Brown-Forman Corp., Class B	2,066	$137,534
Primo Water Corp.	128,220	1,609,161

		1,746,695

Biotechnology — 4.8%
4D Molecular Therapeutics, Inc.(a)	5,433	43,681
Agenus, Inc.(a)	40,146	82,299
Agios Pharmaceuticals, Inc.(a)	2,250	63,630
Akebia Therapeutics, Inc.(a)	75,711	23,940
Akouos, Inc.(a)	2,192	14,818
Alector, Inc.(a)(b)	31,657	299,475
Alkermes PLC(a)	13,488	301,187
Allakos, Inc.(a)	28,596	175,007
Allogene Therapeutics, Inc.(a)	7,902	85,342
Allovir, Inc.(a)	12,027	94,893
ALX Oncology Holdings, Inc.(a)	4,955	47,419
Apellis Pharmaceuticals, Inc.(a)	708	48,356
Applied Molecular Transport, Inc.(a)	16,205	15,771
Arcturus Therapeutics Holdings, Inc.(a)	4,190	62,096
Arcutis Biotherapeutics, Inc.(a)	5,040	96,314
Atara Biotherapeutics, Inc.(a)	18,461	69,783
Atreca, Inc., Class A(a)	39,802	62,489
Beyondspring, Inc.(a)(b)	13,140	13,009
Black Diamond Therapeutics, Inc.(a)	18,150	30,673
Bluebird Bio, Inc.(a)	35,045	221,835
Blueprint Medicines Corp.(a)	5,361	353,236
Bridgebio Pharma, Inc.(a)	6,879	68,377
Cabaletta Bio, Inc.(a)(b)	2,897	1,883
CareDx, Inc.(a)	11,202	190,658
Deciphera Pharmaceuticals, Inc.(a)	47,974	887,519
Denali Therapeutics, Inc.(a)	8,451	259,361
Editas Medicine, Inc.(a)	17,229	210,883
Emergent BioSolutions, Inc.(a)	18,368	385,544
Exact Sciences Corp.(a)	6,107	198,416
Exelixis, Inc.(a)	65,153	1,021,599
Fate Therapeutics, Inc.(a)	12,547	281,178
FibroGen, Inc.(a)	2,979	38,757
Foghorn Therapeutics, Inc.(a)	5,601	48,057
Forma Therapeutics Holdings, Inc.(a)	43,349	864,813
Frequency Therapeutics, Inc.(a)	9,695	17,354
G1 Therapeutics, Inc.(a)(b)	11,279	140,875
GlycoMimetics, Inc.(a)(b)	8,547	4,715
Halozyme Therapeutics, Inc.(a)	6,931	274,052
Heron Therapeutics, Inc.(a)	31,711	133,820
Infinity Pharmaceuticals, Inc.(a)	9,578	11,398
Inhibrx, Inc.(a)	2,985	53,581
Inozyme Pharma, Inc.(a)	3,382	9,064
Intercept Pharmaceuticals, Inc.(a)	5,527	77,102
Ironwood Pharmaceuticals, Inc.(a)	10,295	106,656
Karyopharm Therapeutics, Inc.(a)	55,309	301,987
Kiniksa Pharmaceuticals Ltd., Class A(a)	33,406	428,933
Kodiak Sciences, Inc.(a)	33,871	262,162
Kronos Bio, Inc.(a)	79,871	267,568
Kymera Therapeutics, Inc.(a)	1,033	22,488
MacroGenics, Inc.(a)	29,003	100,350
Metacrine, Inc.(a)(b)	10,531	5,108
Mirum Pharmaceuticals, Inc.(a)	8,645	181,631
Neurocrine Biosciences, Inc.(a)	5,875	623,984
NextCure, Inc.(a)	14,673	40,351
Olema Pharmaceuticals, Inc.(a)	35,117	96,923
Oncorus, Inc.(a)	2,294	1,950
Passage Bio, Inc.(a)	10,758	13,447
PhaseBio Pharmaceuticals, Inc.(a)	12,789	2,251

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Poseida Therapeutics, Inc.(a)(b)	25,488	$89,973
Precision BioSciences, Inc.(a)	19,743	25,666
PTC Therapeutics, Inc.(a)	5,996	300,999
Puma Biotechnology, Inc.(a)	4,939	11,705
Quince Therapeutics, Inc.(a)	8,421	11,200
Recursion Pharmaceuticals, Inc., Class A(a)	12,868	136,916
Relay Therapeutics, Inc.(a)	6,274	140,349
Rocket Pharmaceuticals, Inc.(a)	10,512	167,772
Sana Biotechnology, Inc.(a)	7,096	42,576
Sangamo Therapeutics, Inc.(a)(b)	73,813	361,684
Scholar Rock Holding Corp.(a)	10,851	75,197
Silverback Therapeutics, Inc.(a)(b)	13,920	73,498
Solid Biosciences, Inc.(a)	10,839	5,057
Sorrento Therapeutics, Inc.(a)	23,681	37,179
Spruce Biosciences, Inc.(a)	690	945
SQZ Biotechnologies Co.(a)	1,031	2,351
Sutro Biopharma, Inc.(a)	20,974	116,406
Taysha Gene Therapies, Inc.(a)	32,563	62,847
Twist Bioscience Corp.(a)	948	33,408
Ultragenyx Pharmaceutical, Inc.(a)	31,029	1,284,911
United Therapeutics Corp.(a)	2,710	567,420
UroGen Pharma Ltd.(a)	3,041	25,301
Veracyte, Inc.(a)	2,200	36,520
Verve Therapeutics, Inc.(a)	2,169	74,505
Vincerx Pharma, Inc.(a)(b)	8,097	11,174
Vir Biotechnology, Inc.(a)	63,556	1,225,360
Voyager Therapeutics, Inc.(a)	11,249	66,594
X4 Pharmaceuticals, Inc.(a)	10,021	17,136

		14,844,697

Building Products — 3.2%
A O Smith Corp.	31,778	1,543,775
Builders FirstSource, Inc.(a)	25,065	1,476,830
Caesarstone Ltd.	9,630	89,655
Fortune Brands Home & Security, Inc.	40,947	2,198,445
Owens Corning	49,268	3,872,958
UFP Industries, Inc.	7,721	557,147

		9,738,810

Capital Markets — 2.8%
Carlyle Group, Inc.	52,814	1,364,714
Cboe Global Markets, Inc.	19,833	2,327,799
Jefferies Financial Group, Inc.	67,945	2,004,377
MarketAxess Holdings, Inc.	2,402	534,421
Raymond James Financial, Inc.	438	43,283
Stifel Financial Corp.	45,337	2,353,444

		8,628,038

Chemicals — 2.2%
Ashland, Inc.	1,944	184,621
Avient Corp.	32,877	996,173
CF Industries Holdings, Inc.	9,311	896,184
Ginkgo Bioworks Holdings, Inc.(a)(b)	80,475	251,082
Hawkins, Inc.	3,529	137,596
HB Fuller Co.	6,680	401,468
Huntsman Corp.	39,318	964,864
Livent Corp.(a)	23,303	714,237
Mosaic Co.	5,450	263,398
Valvoline, Inc.	3,047	77,211
Westlake Corp.	21,416	1,860,622

		6,747,456

Commercial Services & Supplies — 0.9%
Tetra Tech, Inc.	21,059	2,706,713

Security	Shares	Value

Communications Equipment — 1.4%
Applied Optoelectronics, Inc.(a)(b)	8,398	$22,843
Calix, Inc.(a)	8,550	522,747
Juniper Networks, Inc.	127,826	3,338,815
Lumentum Holdings, Inc.(a)	3,529	241,983

		4,126,388

Construction & Engineering — 1.8%
AECOM	575	39,313
Ameresco, Inc., Class A(a)	1,528	101,581
MasTec, Inc.(a)(b)	29,687	1,885,124
Matrix Service Co.(a)	42,018	173,955
Valmont Industries, Inc.	12,195	3,275,821

		5,475,794

Consumer Finance — 0.7%
Ally Financial, Inc.	47,440	1,320,255
Encore Capital Group, Inc.(a)	1,533	69,721
Enova International, Inc.(a)	2,189	64,072
LendingClub Corp.(a)	14,370	158,789
LendingTree, Inc.(a)	11,626	277,396
Navient Corp.	5,367	78,841
PROG Holdings, Inc.(a)	4,853	72,698

		2,041,772

Containers & Packaging — 0.3%
Greif, Inc., Class A	15,368	915,472
Sonoco Products Co.	2,163	122,707

		1,038,179

Diversified Consumer Services — 0.9%
H&R Block, Inc.	15,462	657,754
Laureate Education, Inc.	37,737	398,125
Service Corp. International	29,957	1,729,717

		2,785,596

Diversified Financial Services — 1.2%
Voya Financial, Inc.	61,760	3,736,480

Diversified Telecommunication Services — 0.6%
Bandwidth, Inc., Class A(a)	13,688	162,887
EchoStar Corp., Class A(a)	50,782	836,380
Iridium Communications, Inc.(a)	17,763	788,144

		1,787,411

Electric Utilities — 1.0%
Portland General Electric Co.	72,966	3,171,102

Electrical Equipment — 1.1%
Atkore, Inc.(a)	6,967	542,102
Hubbell, Inc.	1,408	313,984
nVent Electric PLC	2,118	66,950
Regal Rexnord Corp.	8,274	1,161,339
SunPower Corp.(a)(b)	21,325	491,328
Sunrun, Inc.(a)	31,732	875,486

		3,451,189

Electronic Equipment, Instruments & Components — 1.1%
Avnet, Inc.	34,817	1,257,590
Itron, Inc.(a)	29,275	1,232,770
ScanSource, Inc.(a)	11,035	291,435
TD SYNNEX Corp.	7,916	642,700

		3,424,495

Energy Equipment & Services — 0.9%
Borr Drilling Ltd.(a)(b)	10,710	35,557
Nabors Industries Ltd.(a)	826	83,798
Newpark Resources, Inc.(a)	34,768	87,615
Oceaneering International, Inc.(a)	38,803	308,872

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc.	101,667	$1,187,471
ProPetro Holding Corp.(a)	37,907	305,151
Schlumberger NV	14,179	509,026
TechnipFMC PLC(a)	18,048	152,686

		2,670,176

Entertainment — 0.0%
Lions Gate Entertainment Corp., Class A(a)	14,032	104,258

Equity Real Estate Investment Trusts (REITs) — 7.5%
American Homes 4 Rent, Class A	90,077	2,955,426
Ashford Hospitality Trust, Inc.(a)	15,584	106,127
Braemar Hotels & Resorts, Inc.	113,683	488,837
Brixmor Property Group, Inc.	185,275	3,422,029
Clipper Realty, Inc.	18	125
CubeSmart	62,805	2,515,968
EastGroup Properties, Inc.	13,779	1,988,861
Equity LifeStyle Properties, Inc.	32,539	2,044,751
First Industrial Realty Trust, Inc.	76,143	3,411,968
Highwoods Properties, Inc.	46,921	1,264,990
Lamar Advertising Co., Class A	4,634	382,259
Park Hotels & Resorts, Inc.	36,999	416,609
Regency Centers Corp.	72,512	3,904,771

		22,902,721

Food & Staples Retailing — 0.1%
Andersons, Inc.	1,447	44,900
Casey’s General Stores, Inc.	208	42,124
Performance Food Group Co.(a)	7,007	300,951
Rite Aid Corp.(a)	7,525	37,249

		425,224

Food Products — 0.7%
AppHarvest, Inc.(a)	9,785	19,276
Bunge Ltd.	7,812	645,037
Flowers Foods, Inc.	32,420	800,450
Ingredion, Inc.	4,399	354,208
Seneca Foods Corp., Class A(a)	2,276	114,801
Vital Farms, Inc.(a)	25,516	305,427

		2,239,199

Health Care Equipment & Supplies — 1.7%
Accuray, Inc.(a)	28,750	59,800
Bausch + Lomb Corp.(a)(b)	35,896	550,645
Butterfly Network, Inc.(a)	21,293	100,077
Eargo, Inc.(a)	32,370	33,989
Globus Medical, Inc., Class A(a)	27,070	1,612,560
Heska Corp.(a)	1,124	81,962
Integra LifeSciences Holdings Corp.(a)	7,696	326,003
Merit Medical Systems, Inc.(a)	17,855	1,008,986
Nevro Corp.(a)	2,899	135,093
Novocure Ltd.(a)	8,206	623,492
NuVasive, Inc.(a)	4,582	200,737
Omnicell, Inc.(a)(b)	1,729	150,475
OraSure Technologies, Inc.(a)	8,113	30,748
Tactile Systems Technology, Inc.(a)	11,867	92,444
Tandem Diabetes Care, Inc.(a)(b)	2,904	138,956
Varex Imaging Corp.(a)	6,133	129,652

		5,275,619

Health Care Providers & Services — 3.0%
1Life Healthcare, Inc.(a)	10,833	185,786
Accolade, Inc.(a)	14,077	160,759
AMN Healthcare Services, Inc.(a)	8,741	926,196
Brookdale Senior Living, Inc.(a)	11,206	47,850
Ensign Group, Inc.	43,684	3,472,878

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein, Inc.(a)	6,578	$432,635
Invitae Corp.(a)	43,143	106,132
LHC Group, Inc.(a)	1,793	293,442
Molina Healthcare, Inc.(a)	1,421	468,703
Option Care Health, Inc.(a)	92,623	2,914,846
Privia Health Group, Inc.(a)(b)	3,215	109,503

		9,118,730

Health Care Technology — 1.5%
Allscripts Healthcare Solutions, Inc.(a)	64,206	977,857
American Well Corp., Class A(a)	99,160	355,984
Evolent Health, Inc., Class A(a)	30,431	1,093,386
Health Catalyst, Inc.(a)	28,270	274,219
NextGen Healthcare, Inc.(a)	3,908	69,172
Phreesia, Inc.(a)	17,360	442,333
Tabula Rasa HealthCare, Inc.(a)	27,845	133,656
Teladoc Health, Inc.(a)	52,793	1,338,303

		4,684,910

Hotels, Restaurants & Leisure — 3.8%
Boyd Gaming Corp.	52,219	2,488,235
Choice Hotels International, Inc.	13,487	1,477,096
International Game Technology PLC(b)	25,268	399,234
NEOGAMES SA(a)	3,455	44,570
Papa John’s International, Inc.	903	63,219
PlayAGS, Inc.(a)	7,155	37,922
Shake Shack, Inc., Class A(a)	11,936	536,881
Texas Roadhouse, Inc.(b)	15,231	1,329,057
Travel + Leisure Co.	92,637	3,160,775
Wendy’s Co.	88,582	1,655,598
Wingstop, Inc.	3,315	415,767

		11,608,354

Household Durables — 0.1%
GoPro, Inc., Class A(a)	56,943	280,729
iRobot Corp.(a)	1,619	91,198
PulteGroup, Inc.	1,625	60,938

		432,865

Household Products — 0.3%
Central Garden & Pet Co., Class A(a)	26,015	888,672

Independent Power and Renewable Electricity Producers — 0.6%
Brookfield Renewable Corp., Class A	49,810	1,627,791
Clearway Energy, Inc., Class A	6,626	192,816

		1,820,607

Insurance — 2.5%
American Financial Group, Inc.	2,595	319,003
Assured Guaranty Ltd.	3,193	154,701
Bright Health Group, Inc.(a)	30,452	31,975
Brighthouse Financial, Inc.(a)	6,566	285,096
Crawford & Co., Class A	2,123	12,186
Hanover Insurance Group, Inc.	16,685	2,138,016
Investors Title Co.	154	21,714
Lincoln National Corp.	17,576	771,762
Oscar Health, Inc., Class A(a)	38,421	191,721
Reinsurance Group of America, Inc.	20,265	2,549,540
Unum Group	6,123	237,572
W. R. Berkley Corp.	13,306	859,301

		7,572,587

Interactive Media & Services — 0.2%
Eventbrite, Inc., Class A(a)	59,665	362,763
Liberty TripAdvisor Holdings, Inc., Class A(a)	8,568	9,339
Outbrain, Inc.(a)	18,835	68,748

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Vimeo, Inc.(a)	49,445	$197,780
Yelp, Inc.(a)	1,523	51,645

		690,275

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com, Inc., Class A(a)	24,566	159,433
Overstock.com, Inc.(a)	21,946	534,385
RealReal, Inc.(a)	83,884	125,826
Stitch Fix, Inc., Class A(a)	65,672	259,405
Wayfair, Inc., Class A(a)	1,648	53,642

		1,132,691

IT Services — 2.2%
Affirm Holdings, Inc.(a)	5,256	98,603
Conduent, Inc.(a)	111,869	373,642
CSG Systems International, Inc.	1,344	71,071
Flywire Corp.(a)	15,737	361,322
Genpact Ltd.	51,096	2,236,472
Jack Henry & Associates, Inc.	1,930	351,781
Kyndryl Holdings, Inc.(a)	33,857	279,997
Paysafe Ltd.(a)	14,347	19,799
Sabre Corp.(a)	19,467	100,255
StoneCo Ltd., Class A(a)(b)	212,545	2,025,554
WEX, Inc.(a)	897	113,865
Wix.com Ltd.(a)	7,815	611,367

		6,643,728

Leisure Products — 0.5%
Brunswick Corp.	15,020	983,059
Mattel, Inc.(a)(b)	32,731	619,925
Peloton Interactive, Inc., Class A(a)	5,945	41,199

		1,644,183

Life Sciences Tools & Services — 1.9%
Adaptive Biotechnologies Corp.(a)	6,969	49,619
Berkeley Lights, Inc.(a)	24,094	68,909
Bruker Corp.	54,673	2,900,949
Personalis, Inc.(a)	168,579	500,680
QIAGEN NV(a)	14,752	608,963
Repligen Corp.(a)(b)	8,774	1,641,703
Singular Genomics Systems, Inc.(a)	13,189	32,972

		5,803,795

Machinery — 3.7%
Allison Transmission Holdings, Inc.	6,261	211,372
Altra Industrial Motion Corp.	4,205	141,372
Astec Industries, Inc.	1,359	42,387
Desktop Metal, Inc., Class A(a)	53,244	137,902
Donaldson Co., Inc.	20,176	988,826
Hurco Cos., Inc.	1,888	42,442
Manitowoc Co., Inc.(a)	17,831	138,190
Oshkosh Corp.	27,866	1,958,701
Pentair PLC	54,179	2,201,293
Snap-on, Inc.	18,378	3,700,410
Timken Co.	32,352	1,910,062

		11,472,957

Marine — 0.1%
Matson, Inc.	3,311	203,693

Media — 0.9%
Cardlytics, Inc.(a)	8,931	83,952
comScore, Inc.(a)	13,276	21,905
EW Scripps Co., Class A(a)	3,841	43,288
Interpublic Group of Cos., Inc.	67,625	1,731,200
News Corp., Class A	3,647	55,106

Security	Shares	Value

Media (continued)
News Corp., Class B	43,638	$672,898
TEGNA, Inc.	4,943	102,221

		2,710,570

Metals & Mining — 2.2%
Reliance Steel & Aluminum Co.	17,974	3,134,846
Royal Gold, Inc.	6,888	646,232
SSR Mining, Inc.	9,123	134,199
Steel Dynamics, Inc.	39,897	2,830,692

		6,745,969

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Great Ajax Corp.	33,042	248,145
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,571	47,020

		295,165

Multiline Retail — 0.2%
Dillard’s, Inc., Class A	1,571	428,506
Kohl’s Corp.	7,755	195,038
Nordstrom, Inc.	1,883	31,503

		655,047

Multi-Utilities — 1.1%
Black Hills Corp.	51,301	3,474,617

Oil, Gas & Consumable Fuels — 4.0%
Amplify Energy Corp.(a)	10,287	67,586
APA Corp.	4,850	165,822
Ardmore Shipping Corp.(a)	10,706	97,746
Chesapeake Energy Corp.	11,768	1,108,663
CNX Resources Corp.(a)(b)	27,281	423,674
Devon Energy Corp.	20,018	1,203,682
EOG Resources, Inc.	17,315	1,934,605
Marathon Oil Corp.	115,425	2,606,296
Murphy Oil Corp.	5,835	205,217
Ovintiv, Inc.	32,752	1,506,592
PBF Energy, Inc., Class A(a)	20,258	712,271
Scorpio Tankers, Inc.	4,460	187,498
Targa Resources Corp.	34,737	2,096,031

		12,315,683

Personal Products — 0.5%
Coty, Inc., Class A(a)	35,428	223,905
elf Beauty, Inc.(a)	5,756	216,541
Herbalife Nutrition Ltd.(a)	32,838	653,148
Honest Co., Inc.(a)	12,954	45,339
Medifast, Inc.	2,570	278,485
Nature’s Sunshine Products, Inc.(a)	3,272	26,961
Olaplex Holdings, Inc.(a)	6,819	65,121

		1,509,500

Pharmaceuticals — 1.5%
Atea Pharmaceuticals, Inc.(a)	29,915	170,216
Corcept Therapeutics, Inc.(a)	1,642	42,101
Jazz Pharmaceuticals PLC(a)	8,193	1,092,045
Nektar Therapeutics(a)	201,904	646,093
NGM Biopharmaceuticals, Inc.(a)	35,488	464,183
Perrigo Co. PLC	37,628	1,341,815
Pliant Therapeutics, Inc.(a)	20,827	435,076
Reata Pharmaceuticals, Inc., Class A(a)	6,434	161,686
Revance Therapeutics, Inc.(a)	3,336	90,072
Tricida, Inc.(a)(b)	17,505	183,452

		4,626,739

Professional Services — 3.0%
ASGN, Inc.(a)	16,224	1,466,163

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Booz Allen Hamilton Holding Corp.	17,718	$1,636,257
Insperity, Inc.	34,061	3,477,287
KBR, Inc.	42,747	1,847,525
Kelly Services, Inc., Class A	14,569	197,993
Kforce, Inc.	6,661	390,668
Korn Ferry	1,789	83,994
Mistras Group, Inc.(a)	19,091	85,146

		9,185,033

Real Estate Management & Development — 0.4%
Anywhere Real Estate, Inc.(a)	36,425	295,406
Compass, Inc., Class A(a)	15,693	36,408
Marcus & Millichap, Inc.(b)	10,651	349,140
Zillow Group, Inc., Class C(a)	21,100	603,671

		1,284,625

Road & Rail — 0.6%
Covenant Logistics Group, Inc.	6,754	193,840
Ryder System, Inc.	2,995	226,093
Schneider National, Inc., Class B	75,618	1,535,045

		1,954,978

Semiconductors & Semiconductor Equipment — 2.7%
Amkor Technology, Inc.	2,166	36,931
Entegris, Inc.	4,163	345,612
First Solar, Inc.(a)	2,456	324,855
Lattice Semiconductor Corp.(a)	19,615	965,254
MaxLinear, Inc.(a)	10,681	348,414
Photronics, Inc.(a)	3,208	46,901
Power Integrations, Inc.	7,841	504,333
Semtech Corp.(a)	77,618	2,282,746
Silicon Laboratories, Inc.(a)(b)	28,507	3,518,904

		8,373,950

Software — 7.0%
ACI Worldwide, Inc.(a)	13,558	283,362
Asana, Inc., Class A(a)	7,110	158,055
Avaya Holdings Corp.(a)	66,779	106,179
Bill.com Holdings, Inc.(a)	4,787	633,655
Box, Inc., Class A(a)	50,037	1,220,402
BTRS Holdings, Inc., Class A(a)	35,998	333,341
Domo, Inc., Class B(a)	15,861	285,339
Fair Isaac Corp.(a)	1,859	765,927
LivePerson, Inc.(a)	126,875	1,195,163
LiveRamp Holdings, Inc.(a)	12,892	234,119
Manhattan Associates, Inc.(a)	18,494	2,460,257
PagerDuty, Inc.(a)	75,866	1,750,229
Paylocity Holding Corp.(a)	12,554	3,032,795
PROS Holdings, Inc.(a)	3,564	88,031
PTC, Inc.(a)	467	48,848
Q2 Holdings, Inc.(a)	5,542	178,452
Qualys, Inc.(a)	6,782	945,343
Rapid7, Inc.(a)(b)	50,053	2,147,274
RingCentral, Inc., Class A(a)	72,137	2,882,595
Sumo Logic, Inc.(a)	8,904	66,780
Tenable Holdings, Inc.(a)(b)	12,911	449,303
UiPath, Inc., Class A(a)	3,584	45,194
Varonis Systems, Inc.(a)	51,785	1,373,338
Yext, Inc.(a)	19,293	86,047
Zendesk, Inc.(a)	7,351	559,411

		21,329,439

Specialty Retail — 3.4%
Aaron’s Co., Inc.	13,424	130,481
Asbury Automotive Group, Inc.(a)	923	139,465

Security	Shares	Value

Specialty Retail (continued)
AutoNation, Inc.(a)	19,006	$1,936,141
Chico’s FAS, Inc.(a)	8,643	41,832
Conn’s, Inc.(a)	26,036	184,335
Dick’s Sporting Goods, Inc.	28,584	2,991,030
Lithia Motors, Inc.	6,527	1,400,368
MarineMax, Inc.(a)	16,581	493,948
Murphy USA, Inc.	1,481	407,142
Shift Technologies, Inc.(a)(b)	26,791	18,757
Signet Jewelers Ltd.	11,183	639,556
Urban Outfitters, Inc.(a)	2,945	57,869
Williams-Sonoma, Inc.	17,279	2,036,330

		10,477,254

Technology Hardware, Storage & Peripherals — 0.7%
Pure Storage, Inc., Class A(a)	67,562	1,849,172
Super Micro Computer, Inc.(a)	3,787	208,550

		2,057,722

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	8,617	331,237
Carter’s, Inc.	7,798	511,003
Crocs, Inc.(a)	11,866	814,720
Ralph Lauren Corp.	3,957	336,068
Under Armour, Inc., Class A(a)	46,022	306,046

		2,299,074

Thrifts & Mortgage Finance — 1.9%
Essent Group Ltd.	43,019	1,500,073
Federal Agricultural Mortgage Corp., Class C	23,791	2,358,640
Flagstar Bancorp, Inc.	2,695	90,013
MGIC Investment Corp.	39,831	510,633
New York Community Bancorp, Inc.	102,576	874,973
NMI Holdings, Inc., Class A(a)	4,752	96,798
Radian Group, Inc.	12,476	240,662
Western New England Bancorp, Inc.	16,148	131,283

		5,803,075

Trading Companies & Distributors — 1.4%
Applied Industrial Technologies, Inc.	6,793	698,184
GATX Corp.	2,391	203,594
MRC Global, Inc.(a)	11,693	84,073
Rush Enterprises, Inc., Class A	47,421	2,079,885
SiteOne Landscape Supply, Inc.(a)	2,979	310,233
Univar Solutions, Inc.(a)	14,334	325,955
Watsco, Inc.	2,667	686,646

		4,388,570

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	9,972	259,571

Total Common Stocks — 97.9% (Cost: $349,966,558)		300,320,604

Rights

Pharmaceuticals — 0.0%
Zogenix, Inc., CVR(a)(c)	3,373	2,294

Total Rights — 0.0% (Cost: $ —)		2,294

Total Long-Term Investments — 97.9% (Cost: $349,966,558)		300,322,898

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(d)(e)

Money Market Funds — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.79%	2,441,271	$2,441,271
SL Liquidity Series, LLC, Money Market Series, 3.29%(f)	4,879,024	4,879,024

Total Short-Term Securities — 2.4% (Cost: $7,319,586)		7,320,295

Total Investments — 100.3% (Cost: $357,286,144)		307,643,193

Liabilities in Excess of Other Assets — (0.3)%		(907,503)

Net Assets — 100.0%		$306,735,690

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,423,445	$—		$(3,982,174	)(a)	$—	$—	$2,441,271	2,441,271	$20,184		$—
SL Liquidity Series, LLC, Money Market Series	751,630	4,125,973	(a)	—		840	581	4,879,024	4,879,024	24,646	(b)	—

						$840	$581	$7,320,295		$44,830		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	20	12/16/22	$3,602	$(264,750)

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Advantage SMID Cap Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts	$—	$—	$264,750	$—	$—	$—	$264,750

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(293,516)	$—	$—	$—	$(293,516)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(566,826)	$—	$—	$—	$(566,826)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,600,763

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$300,320,604	$—	$—	$300,320,604
Rights	—	—	2,294	2,294
Short-Term Securities
Money Market Funds	2,441,271	—	—	2,441,271

	$302,761,875	$—	$2,294	302,764,169

Investments valued at NAV(a)				4,879,024

				$307,643,193

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(264,750)	$—	$—	$(264,750)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statement of Assets and Liabilities  (unaudited)

September 30, 2022

BlackRock Advantage SMID Cap Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$300,322,898
Investments, at value — affiliated(c)	7,320,295
Cash	21,640
Cash pledged for futures contracts	162,000
Receivables:
Investments sold	3,418,119
Securities lending income — affiliated	4,452
Capital shares sold	3,335,922
Dividends — unaffiliated	329,493
Interest — unaffiliated	5,113
From the Manager	37,895
Prepaid expenses	57,202

Total assets	315,015,029

LIABILITIES
Collateral on securities loaned	4,877,818
Payables:
Investments purchased	2,499,252
Administration fees	24,196
Capital shares redeemed	451,745
Investment advisory fees	168,041
Directors’ and Officer’s fees	4,195
Other accrued expenses	165,322
Other affiliate fees	446
Service and distribution fees	43,326
Variation margin on futures contracts	44,998

Total liabilities	8,279,339

NET ASSETS	$306,735,690

NET ASSETS CONSIST OF:
Paid-in capital	$383,113,364
Accumulated loss	(76,377,674)

NET ASSETS	$306,735,690

(a) Investments, at cost — unaffiliated	$349,966,558
(b) Securities loaned, at value	$4,759,472
(c) Investments, at cost — affiliated	$7,319,586

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

September 30, 2022

BlackRock Advantage SMID Cap Fund, Inc.
NET ASSET VALUE Institutional
Net assets	$74,137,270

Shares outstanding	3,522,615

Net asset value	$21.05

Shares authorized	100 million

Par value	$0.10

Investor A
Net assets	$173,791,742

Shares outstanding	8,859,593

Net asset value	$19.62

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$2,928,400

Shares outstanding	333,326

Net asset value	$8.79

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$51,982,603

Shares outstanding	2,471,122

Net asset value	$21.04

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$3,895,675

Shares outstanding	344,889

Net asset value	$11.30

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Operations  (unaudited)

Six Months Ended September 30, 2022

BlackRock Advantage SMID Cap Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$2,784,060
Interest — unaffiliated	20,184
Securities lending income — affiliated — net	24,646
Foreign taxes withheld	(9,132)

Total investment income	2,819,758

EXPENSES
Investment advisory	860,903
Service and distribution — class specific	277,028
Transfer agent — class specific	183,694
Administration	73,177
Registration	46,453
Administration — class specific	34,445
Accounting services	24,794
Custodian	19,747
Directors and Officer	4,349
Miscellaneous	81,746

Total expenses	1,606,336
Less:
Fees waived and/or reimbursed by the Manager	(373,504)
Administration fees waived by the Manager — class specific	(34,445)
Transfer agent fees waived and/or reimbursed — class specific	(111,025)

Total expenses after fees waived and/or reimbursed	1,087,362

Net investment income	1,732,396

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,914,730)
Investments — affiliated	840
Futures contracts	(293,516)

(20,207,406)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(50,962,666)
Investments — affiliated	581
Futures contracts	(566,826)
Foreign currency translations	(48)

(51,528,959)

Net realized and unrealized loss	(71,736,365)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(70,003,969)

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage SMID Cap Fund, Inc.
	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,732,396	$2,399,550
Net realized gain (loss)	(20,207,406)	9,819,540
Net change in unrealized appreciation (depreciation)	(51,528,959)	(7,503,644)

Net increase (decrease) in net assets resulting from operations	(70,003,969)	4,715,446

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(31,923,573)
Investor A	—	(85,567,003)
Investor C	—	(2,390,635)
Class K	—	(1,481,135)
Class R	—	(2,803,795)

Decrease in net assets resulting from distributions to shareholders	—	(124,166,141)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,095,223)	128,810,173

NET ASSETS
Total increase (decrease) in net assets	(78,099,192)	9,359,478
Beginning of period	384,834,882	375,475,404

End of period	$306,735,690	$384,834,882

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc.

	Institutional

	Six Months Ended 09/30/22 (unaudited	)	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of period	$25.77		$36.31	$24.09		$27.40		$32.34		$34.88

Net investment income(a)	0.14		0.23	0.33		0.41		0.40		0.17	(b)
Net realized and unrealized gain (loss)	(4.86)		0.38	13.54		(2.89)		1.34		2.66

Net increase (decrease) from investment operations	(4.72)		0.61	13.87		(2.48)		1.74		2.83

Distributions(c)
From net investment income	—		(0.41)	(0.28)		(0.38)		(0.45)		(0.09)
From net realized gain	—		(10.74)	(1.37)		(0.45)		(6.23)		(5.28)

Total distributions	—		(11.15)	(1.65)		(0.83)		(6.68)		(5.37)

Net asset value, end of period	$21.05		$25.77	$36.31		$24.09		$27.40		$32.34

Total Return(d)
Based on net asset value	(18.32	)%(e)	1.46%	58.11%		(9.60)%		6.76%		8.48%

Ratios to Average Net Assets(f)
Total expenses	0.78	%(g)	0.79%	0.86	%(h)	0.85	%(i)	0.98	%(i)	1.07	%(j)

Total expenses after fees waived and/or reimbursed	0.48	%(g)	0.48%	0.48	%(h)	0.48	%(i)	0.48	%(i)	0.92	%(j)

Net investment income	1.16	%(g)	0.82%	1.03	%(h)	1.44	%(i)	1.48	%(i)	0.52	%(b)(j)

Supplemental Data
Net assets, end of period (000)	$74,137		$91,738	$103,266		$72,044		$87,248		$113,466

Portfolio turnover rate	62%		145%	208	%(k)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master Advantage SMID Cap LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor A

	Six Months Ended 09/30/22 (unaudited	)	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of period	$24.05		$34.61	$23.02		$26.22		$31.22		$33.76

Net investment income(a)	0.10		0.15	0.24		0.33		0.32		0.08	(b)
Net realized and unrealized gain (loss)	(4.53)		0.37	12.93		(2.76)		1.30		2.58

Net increase (decrease) from investment operations	(4.43)		0.52	13.17		(2.43)		1.62		2.66

Distributions(c)
From net investment income	—		(0.34)	(0.21)		(0.32)		(0.39)		(0.02)
From net realized gain	—		(10.74)	(1.37)		(0.45)		(6.23)		(5.18)

Total distributions	—		(11.08)	(1.58)		(0.77)		(6.62)		(5.20)

Net asset value, end of period	$19.62		$24.05	$34.61		$23.02		$26.22		$31.22

Total Return(d)
Based on net asset value	(18.42	)%(e)	1.20%	57.69%		(9.79)%		6.52%		8.20%

Ratios to Average Net Assets(f)
Total expenses	1.04	%(g)	1.04%	1.10	%(h)	1.12	%(i)	1.25	%(i)	1.33	%(j)

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.73%	0.73	%(h)	0.73	%(i)	0.73	%(i)	1.19	%(j)

Net investment income	0.91	%(g)	0.57%	0.78	%(h)	1.19	%(i)	1.24	%(i)	0.23	%(b)(j)

Supplemental Data
Net assets, end of period (000)	$173,792		$224,871	$259,637		$188,164		$279,014		$309,125

Portfolio turnover rate	62%		145%	208	%(k)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor C

	Six Months Ended (unaudited 09/30/22)		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of period	$10.81		$21.55	$14.52		$16.83		$22.38		$25.28

Net investment income (loss)(a)	0.01		(0.02)	0.02		0.08		0.08		(0.12	)(b)
Net realized and unrealized gain (loss)	(2.03)		0.29	8.11		(1.72)		0.83		1.91

Net increase (decrease) from investment operations	(2.02)		0.27	8.13		(1.64)		0.91		1.79

Distributions(c)
From net investment income	—		(0.27)	—		(0.22)		(0.23)		—
From net realized gain	—		(10.74)	(1.10)		(0.45)		(6.23)		(4.69)

Total distributions	—		(11.01)	(1.10)		(0.67)		(6.46)		(4.69)

Net asset value, end of period	$8.79		$10.81	$21.55		$14.52		$16.83		$22.38

Total Return(d)
Based on net asset value	(18.69	)%(e)	0.42%	56.51%		(10.45)%		5.73%		7.35%

Ratios to Average Net Assets(f)
Total expenses	1.93	%(g)	1.92%	1.92	%(h)	1.98	%(i)	2.12	%(i)	2.16	%(j)

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.48%	1.48	%(h)	1.48	%(i)	1.48	%(i)	2.00	%(j)

Net investment income (loss)	0.16	%(g)	(0.17)%	0.13	%(h)	0.44	%(i)	0.46	%(i)	(0.52	)%(b)(j)

Supplemental Data
Net assets, end of period (000)	$2,928		$3,866	$4,322		$21,376		$39,413		$59,781

Portfolio turnover rate	62%		145%	208	%(k)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class K

	Six Months Ended 09/30/22 (unaudited	)	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Period from 01/25/18 to 03/31/18	(a)

Net asset value, beginning of period	$25.75		$36.29	$24.08		$27.38		$32.34		$34.28

Net investment income (loss)(b)	0.14		0.25	0.34		0.43		0.42		(0.06)
Net realized and unrealized gain (loss)	(4.85)		0.38	13.54		(2.89)		1.32		(1.88)

Net increase (decrease) from investment operations	(4.71)		0.63	13.88		(2.46)		1.74		(1.94)

Distributions(c)
From net investment income	—		(0.43)	(0.30)		(0.39)		(0.47)		—
From net realized gain	—		(10.74)	(1.37)		(0.45)		(6.23)		—

Total distributions	—		(11.17)	(1.67)		(0.84)		(6.70)		—

Net asset value, end of period	$21.04		$25.75	$36.29		$24.08		$27.38		$32.34

Total Return(d)
Based on net asset value	(18.29	)%(e)	1.51%	58.16%		(9.53)%		6.74%		(5.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.67	%(g)	0.67%	0.76	%(h)	0.77	%(i)	0.90	%(i)	0.87	%(g)(j)

Total expenses after fees waived and/or reimbursed	0.43	%(g)	0.43%	0.43	%(h)	0.43	%(i)	0.43	%(i)	0.43	%(g)(j)

Net investment income (loss)	1.22	%(g)	0.94%	1.08	%(h)	1.49	%(i)	1.53	%(i)	(1.06	)%(g)(j)

Supplemental Data
Net assets, end of period (000)	$51,983		$59,019	$2,372		$1,549		$2,241		$2,736

Portfolio turnover rate	62%		145%	208	%(k)	123%		142%		147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(j)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class R

	Six Months Ended (unaudited 09/30/22)		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of period	$13.87		$24.56	$16.66		$19.18		$24.61		$27.65

Net investment income(a)	0.04		0.05	0.12		0.19		0.19		(0.00	)(b)(c)
Net realized and unrealized gain (loss)	(2.61)		0.32	9.31		(1.98)		0.95		2.07

Net increase (decrease) from investment operations	(2.57)		0.37	9.43		(1.79)		1.14		2.07

Distributions(d)
From net investment income	—		(0.32)	(0.16)		(0.28)		(0.34)		—
From net realized gain	—		(10.74)	(1.37)		(0.45)		(6.23)		(5.11)

Total distributions	—		(11.06)	(1.53)		(0.73)		(6.57)		(5.11)

Net asset value, end of period	$11.30		$13.87	$24.56		$16.66		$19.18		$24.61

Total Return(e)
Based on net asset value	(18.53	)%(f)	1.01%	57.23%		(10.00)%		6.31%		7.87%

Ratios to Average Net Assets(g)
Total expenses	1.45	%(h)	1.43%	1.40	%(i)	1.41	%(j)	1.54	%(j)	1.60	%(k)

Total expenses after fees waived and/or reimbursed	0.98	%(h)	0.98%	0.98	%(i)	0.98	%(j)	0.98	%(j)	1.44	%(k)

Net investment income (loss)	0.65	%(h)	0.32%	0.56	%(i)	0.94	%(j)	0.98	%(j)	(0.01	)%(c)(k)

Supplemental Data
Net assets, end of period (000)	$3,896		$5,340	$5,879		$8,359		$17,433		$22,726

Portfolio turnover rate	62%		145%	208	%(l)	123%		142%		147%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

As of September 30, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received(a)	Net Amount
BMO Capital Markets Corp.	$414	$(414)	$—	$—
BNP Paribas SA	32,693	(32,693)	—	—
Credit Suisse Securities (USA) LLC	623,598	(623,598)	—	—
J.P. Morgan Securities LLC	2,620,453	(2,620,453)	—	—
Jefferies LLC	358,535	(358,535)	—	—
National Financial Services LLC	974,987	(974,987)	—	—
State Street Bank & Trust Co.	12,398	(12,398)	—	—
Toronto-Dominion Bank	136,394	(136,394)	—	—

	$4,759,472	$(4,759,472)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$249,096	$16,606	$11,326	$277,028

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration — class specific	$8,294	$19,940	$333	$5,424	$454	$34,445

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended September 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$2,376	$2,178	$227	$1	$51	$4,833

For the six months ended September 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$48,061	$124,220	$4,498	$555	$6,360	$183,694

Other Fees: For the six months ended September 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,050.

For the six months ended September 30, 2022, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$40
Investor C	748

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2022, the amount waived was $1,067.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations
Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2022, the Manager waived and/or reimbursed investment advisory fees of $372,437 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the six months ended September 30, 2022, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration fees waived by the Manager — class specific	$8,294	$19,940	$333	$5,424	$454	$34,445
Transfer agent fees waived and/or reimbursed — class specific	27,321	74,318	3,628	550	5,208	111,025

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Fund retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2022, the Fund paid BIM $5,781 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended september 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$8,858,186	$9,078,033	$(310,722)

7.	PURCHASES AND SALES

For the six months ended September 30, 2022, purchases and sales of investments, excluding short-term investments, were $209,193,589 and $219,169,579, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

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Notes to Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$362,349,646

Gross unrealized appreciation	$10,874,345
Gross unrealized depreciation	(65,845,548)

Net unrealized appreciation (depreciation)	$(54,971,203)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/22		Year Ended 03/31/22
Share Class	Shares	Amount	Shares	Amount

Institutional

Shares sold	302,383	$7,065,947	400,705	$10,864,560

Shares issued in reinvestment of distributions	—	—	964,547	26,257,030

Shares redeemed	(339,111)	(7,853,998)	(650,107)	(18,558,089)

	(36,728)	$(788,051)	715,145	$18,563,501

Investor A

Shares sold and automatic conversion of shares	189,584	$4,123,065	789,411	$20,287,444

Shares issued in reinvestment of distributions	—	—	2,762,049	70,447,342

Shares redeemed	(678,976)	(14,671,019)	(1,705,172)	(44,004,354)

	(489,392)	$(10,547,954)	1,846,288	$46,730,432

Investor C

Shares sold	41,171	$400,863	113,989	$1,395,159

Shares issued in reinvestment of distributions	—	—	194,739	2,359,415

Shares redeemed and automatic conversion of shares	(65,384)	(638,001)	(151,772)	(1,840,018)

	(24,213)	$(237,138)	156,956	$1,914,556

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Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 09/30/22		Year Ended 03/31/22
Share Class	Shares	Amount	Shares	Amount

Class K

Shares sold	421,381	$9,543,210	2,350,932	$62,660,667

Shares issued in reinvestment of distributions	—	—	54,442	1,481,135

Shares redeemed	(241,843)	(5,566,156)	(179,160)	(4,711,272)

	179,538	$3,977,054	2,226,214	$59,430,530

Class R

Shares sold	25,655	$315,246	68,057	$1,034,730

Shares issued in reinvestment of distributions	—	—	177,110	2,697,572

Shares redeemed	(65,841)	(814,380)	(99,402)	(1,561,148)

	(40,186)	$(499,134)	145,765	$2,171,154

	(410,981)	$(8,095,223)	5,090,368	$128,810,173

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board noted that effective February 9, 2021, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Advantage U.S. Total Market Fund, Inc. to BlackRock Advantage SMID Cap Fund, Inc.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis,

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement  (continued)

noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a lower administration fee rate. This reduction was implemented on March 1, 2021. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	37

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage SMID Cap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: November 22, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: November 22, 2022

4